BIOMERICA

Investor Presentation March 2016



Forward looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation (as well as information included in oral statements or other written statements made or to be made by Biomerica) contains statements that are forward-looking; such as statements relating to intended launch dates, sales potential, significant benefits, market size, prospects, new products, favorable outlook, FDA pathway, expansion, increases in productivity and margins, expected orders, leading market positions, anticipated future sales or production volume of the Company, the launch or success of product and new product offerings. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Biomerica. The potential risks and uncertainties include, among others, fluctuations in the Company's operating results due to its business model and expansion plans, downturns in international and or national economies, the Company's ability to raise additional capital, the competitive environment in which the Company will be competing, and the Company's dependence on strategic relationships. The Company is under no obligation to update any forward-looking statements after the date of this presentation.

Investment Highlights

Unique diagnostic product with over 4 years of development

Product is not a drug (No side effects/no toxicology)

Simple blood test to indentify foods that can exacerbate IBS (Irritable Bowl Syndrome)

Over 45 million in US suffer from IBS making it a multi billion dollar market opportunity

Leading key opinion leaders in IBS on SAB

FDA clearance pathway established

Scientific Advisory Board & ROME foundation

Dr. Doug Drossman
(SAB Chair)

- Dr. Doug Drossman (President of the ROME foundation) leading opinion leader in IBS
  - Chair (since 1989) of the Rome Committees (Rome I, II,III and IV).
- Over 50 Clinical Studies for IBS & PI for major IBS drugs
- Recruited the other 3 US members of the Rome foundation
  - Smallest market cap of public company he is involved is approximately $400m

Dr. Chuck Carter
(Former Executive Director of Medical Affairs for Salix Pharmaceuticals)

- Salix received FDA clearance for its IBS-D drug, Xifaxan® (rifaximin), in 2015.
- Chuck played an active role in the success of Salix receiving FDA clearance
- Joined our team to help guide and drive clinical process

Rome foundation
(Leading IBS not for profit group)

- Viewed as the leader in IBS
- Rome III Criteria is used to establish if someone is an IBS patient
- Rome IV now being introduced

Companies in the IBS market

Ironwood Pharmaceuticals (NASDAQ: IRWD)	Salix Pharmaceuticals	Synergy Pharmaceuticals (NASDAQ: SGYP)	Biomerica (BMRA)
Market Cap*: $1.4B	**Acq. for $15.6B by Valeant**	**Market Cap*: $330MM**	**Market Cap*: $8MM**
Product: Linaclotide (Linzess)	**Product: Rifaximin (Xifaxan)**	**Product: Plecanatide**	**Product: IBS blood test**
• IBS-C only • PI's: Two of the US members of ROME foundation • Side effects: Diarrhea, Abdominal Pain, Flatulence, Headaches, Viral gastroenteritis & Distension	• IBS-D only • Side effect: Nausea, Dizziness, Fatigue, Peripheral edema, Ascites (build up of fluid in in abdomen)	• IBS-C only • Completed second Phase III trial; filed NDA January 2016 • Side effects: Diarrhea, etc.	• Access to entire IBS market (IBS-C, IBS-D, and IBS-M) • Diagnostic-guided – Identifies foods that exacerbate IBS • Side effects: NONE

*Approximate; as of 3/1/2016

Irritable Bowel Syndrome (IBS) Market

US PREVALENCE OF IBS[1]

WORLDWIDE DISEASE


OVER 45 MILLION
OVER 14%
UK 22%
CHINA 22%
JAPAN 25%

1. Aliment Pharmacol Ther. 2005;21(11):1365-1375.

IBS Market

3 types of IBS



M
C
D

IBS –C (Constipation)

IBS –D (Diarrhea)

IBS –M (Mixed – alternates C & D)

Market

APPROXIMATELY

33%

C,D,M

Pharmaceuticals can only focus on 1/3 of the IBS market



- Drugs can only work on IBS-C or IBS-D
- They can't do both (IBS-M)

IBS Patients

IBS patient visit doctors 3x more than normal patients

- IBS estimated cost $30 billion in direct and indirect annually
- IBS sufferers incur 74% more direct healthcare costs than non-IBS sufferers

Affects predominantly females (~70% of sufferers)

IBS patients report that foods trigger their symptoms

Lasted AGA Survey (American Gastroenterological Association)

- IBS patients would give up caffeine, their cell phone or internet access, or even sex for one month for the chance to obtain a month's relief from IBS symptoms.
- 7th most common diagnosis made by all physicians and the most common diagnosis made by gastroenterologists

Models for Treatment – Key Differences

Rx Drugs only treat symptoms not the underling cause

Patients often cycle from one drug to another without long-term relief

Side-effects are significant (e.g. Linzess)

- Severe or ongoing diarrhea
- Severe stomach pain
- Black, bloody, or tarry stool gas
- Bloating or full feeling in your stomach

Models for Treatment – Key Differences

Our Product: 3 key differences

Determine the foods that can exacerbate IBS

- *Focuses on underlying cause*

Reimbursement

- *Drugs = $0*
- *Diagnostic = Significant revenue stream to physician*
  - *CPT code already exists*

Ability to use on all 3 types of IBS

- *100% of the IBS market (not just 1/3)*

Retest

Foods change

Retest 2 to 3 times per year

InFoods® Physician's Office Use

InFoods® Simple Blood Test



InFoods® Test Results

Food	Result
A	+ POSITIVE
B	NEGATIVE
C	NEGATIVE
D	+ POSITIVE
E	NEGATIVE
F	NEGATIVE
G	NEGATIVE
H	+ POSITIVE
I	NEGATIVE
J	NEGATIVE
K	+ POSITIVE
L	NEGATIVE
M	+ POSITIVE
Total # Foods Positive	**5**

IP & Technology



Patents

8 patents pending - International Patent Application for IBS was reviewed by the ISA and all claims have been deemed novel and non-obvious.

Technology

- Lab product - First to be submitted
  - Quest, Lab Corp., Mayo Clinic
- Doctor office product - Post FDA approval of lab product

Results are simple

Regulatory Pathway

FDA is working with Biomerica on trial design

FDA has indicated that the risk profile of the device is likely not a Class III

- Avoids the much costlier and time-consuming PMA route….No Phase I, II or III

Our pathway would not be a PMA

- De Novo pathway: novel lower-risk (for Class I and II) products for which there is no predicate

FDA Q sub → Clinical Trial 1 year → FDA submission 4 months → Approval

International markets open – require regulatory clearance

Team

Mr. Zackary Irani-Cohen

CEO

- Sold Lancer Orthodontics netting a 4x return for investors
- Biomerica : over 8 FDA approved diagnostics
- Negotiated deals with BioRad, Walgreens, and multinational Pharma Co

Mr. Francis Capitanio

President

- Previously with Baxter and two start-up companies that he founded.

Elisabeth Laderman, Ph.D,

VP Technology

- Previously with Focus (Quest Diagnostics, Beckman Coulter, Start ups)

Dr. Chuck Carter

Executive Director of Medical Affairs Advisor

- Previously Executive Director of Medical Affairs for Salix Pharmaceuticals

Core Business

Latest Financials
6 months

INCOME STATEMENT

Period Ending		**6 months 30 Nov 15**
Total Revenue		**2,452**
Cost of Revenue		1,619
Gross Profit		**833**
	Operating Expenses	
	R&D	388
	SG&A	731
Income from Operations		**-286**
Other Income		**18**
Net Income before Tax benefit		**-268**
Income Tax Benefit		**129**
Net Income		**-139**

Core Business

Balance Sheet


BIOMERICA

Period Ending	30-Nov-15
Assets	
Current Assets	
Cash And Cash Equiv	643
Net Receivables	1,173
Inventory	2,237
Other Current Assets	105
Total Current Assets	**4,158**
Long Term Investments	165
Property Plant and Equipment	395
Goodwill	-
Intangible Assets	285
Other Assets	66
Deferred Long Term Tax Asset	873
Total Assets	**5,942**
Liabilities	
Current Liabilities	
Accounts Payable	316
Short/Long Term Debt	-
Other Current Liabilities	153
Total Current Liabilities	**469**
Long Term Debt	-
Total Liabilities	**469**
Total Shareholders Equity	**5,473**

Capital Table

Name of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned
Janet Moore	780,277	10.2%
Zackary Irani	812,776	10.6%
Francis Capitanio	124,500	1.6%
Allen Barbieri	147,889	1.9%
Francis R Cano, Ph.D.	132,000	1.7%
Jane Emerson, M.D., Ph.D.	70,000	<1.0%
Joseph L. Rink	395,254	5.2%
Alan Gelband, et al.	529,800	7.0%
1337 Biotech	400,000	5.3%
All executive officers and directors as a group (6 persons)	2,067,442	25.8%

Summary

Unique New Diagnostic Product – Simple blood test to indentify foods that can exacerbate IBS

Key differentiation

Focuses on underlying cause

NOT a drug - no side effects

Reimbursement

Access to entire IBS market, not just a subset

Leading Opinion Leaders in IBS on SAB

Over 45 million in US suffer from IBS making it a multi billion dollar opportunity

Experienced Mgt. Team

FDA clearance pathway - Much shorter time to market than a drug